UNITED  STATES
                    SECURITIES  AND  EXCHANGE  COMMISSION

                           WASHINGTON,  DC  20549


                                  FORM  8-K

                                CURRENT  REPORT

                 PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT REPORTED):   January 25, 2000
                                                               ----------------



                       EQCC HOME EQUITY LOAN TRUST 1999-3
                       ----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                                        59-3594136
                                                        59-3594138
                                                        59-3594139
      DELAWARE               333-71489                  59-3594140
      --------               ---------                  --------------
      (STATE OR OTHER        (COMMISSION FILE          (IRS EMPLOYER
      JURISDICTION OF        NUMBER)                   IDENTIFICATION NO.)
      INCORPORATION



                        EQCC HOME EQUITY LOAN TRUST 1999-3
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)  457-5000

ITEM  5.               OTHER  EVENTS
                       -------------

               THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.               FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                       ---------------------------------------------------------
                       EXHIBITS
                       --------

(C)     EXHIBITS

99               TRUSTEE'S  REMITTANCE REPORT IN RESPECT OF THE JANUARY 2000
                 REMITTANCE  DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-3
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:     JANUARY  31,  2000             BY: /S/ JAMES  B.  DODD
           ------------------                --------------------
                                          NAME:   JAMES  B.  DODD
                                          TITLE:  VICE PRESIDENT/GENERAL COUNSEL
                                                  (DULY  AUTHORIZED  OFFICER)

                                     ------
                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S REMITTANCE REPORT IN RESPECT OF THE JANAURY 2000 REMITTANCE
       DATE.